UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report: April 25, 2012
(Date of earliest event reported)

Sterling Financial Corporation
(Exact name of Registrant as Specified in its Charter)

Washington	001-34696	91-1572822
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 North Wall Street, Spokane, Washington 99201
(Address of Principal Executive Offices and Zip Code)
(509) 458-3711
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (Amendment No. 1) is being filed to update the Current Report on Form 8-K filed by Sterling Financial Corporation (“Sterling”) on April 30, 2012 (the “Original Report”) with the Securities and Exchange Commission (the “SEC”). The sole purpose of this amendment is to disclose, as required by SEC regulations, the decision of Sterling regarding the frequency of future shareholder advisory votes on the compensation of Sterling's named executive officers. Except for the foregoing, no changes have been made to the Original Report.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As reported in the Original Report, at Sterling's 2012 Annual Meeting of Shareholders held on April 25, 2012, 65.27% of the votes cast by shareholders were voted, on an advisory basis, in favor of holding future advisory votes on named executive officer compensation every year. In light of these results, and other factors considered by the Board of Directors in making its original recommendation, Sterling has decided that future advisory votes on named executive officer compensation will be held every year until the next advisory vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

September 7, 2012	By: /s/ Patrick J. Rusnak

Date	Patrick J. Rusnak
Chief Financial Officer